EXHIBIT 99.1

Arbutus Provides Additional Data from the ARB-1467 Phase II Clinical Trial in HBV Patients

Complete Cohort 1 and 2 ARB-1467 Multi-Dose Data Demonstrate Dose-Responsive HBsAg Reductions
Greater Than 1.0 log10 Reduction in Serum HBsAg Observed in 3/5 Patients After Receiving Three Monthly Doses of ARB-1467 at 0.4 mg/kg
Company to Host Conference Call to Review Phase II Data and Recent AASLD Presentation Today at 4:30 PM ET

VANCOUVER, British Columbia and DOYLESTOWN, Pa., Dec. 12, 2016 (GLOBE NEWSWIRE) -- Arbutus Biopharma Corporation (Nasdaq:ABUS), an industry-leading Hepatitis B Virus (HBV) therapeutic solutions company, today reported new results from the ongoing Phase II study of ARB-1467 in chronically infected HBV patients on stable nucleos(t)ide therapy, and plans for a new cohort to be added to the Phase II study.

New Results from Phase II ARB-1467 Multi-Dosing Study
In September 2016, Arbutus reported single dose ARB-1467 results for Cohorts 1 (0.2mg/kg) and 2 (0.4 mg/kg) and multiple dose results from Cohort 1 (Cohorts 1 and 2 enrolled HBeAg- patients). Today Arbutus is reporting multiple dose results from Cohort 2, which show a significant reduction in HBsAg. In both Cohort 1 and Cohort 2, an additive, step-wise reduction in HBsAg was observed with each dose. The HBsAg reduction achieved after three monthly doses of 0.4mg/kg in Cohort 2 was greater than that seen at 0.2 mg/kg in Cohort 1, demonstrating a dose-response seen with repeat dosing. In Cohort 2, three of the five patients who received three doses of ARB-1467 experienced a greater than 1 log10 IU/mL reduction in serum HBsAg. The Company plans to add another cohort to this study to explore bi-weekly administration of the 0.4 mg/kg dose.

Cohort	ARB-1467 (mg/kg)	HBeAg	Single Dose HBsAg Reduction (log10 IU/mL)				Multiple Dose HBsAg Reduction (log10 IU/mL)
			N	Mean[a]	Mean Max[b]	Max[c]	N	Mean[a]	Mean Max[b]	Max[c]	>0.5 log[d]	>1.0 log[d]
1	0.2	Neg	6	-0.3	-0.4	-1.0	6	-0.6	-0.7	-1.3	5	1
2	0.4	Neg	6	-0.2	-0.3	-0.8	5[e]	-0.9	-1.0	-1.3	4	3
Placebo		All	4[f]	0.0	0.0	-0.1	4	0.0	-0.1	-0.1	0	0

a The mean serum HBsAg reduction is the nadir value of the arithmetic mean of all values observed at each time point.
b The mean maximum HBsAg reduction is the mean of each patient’s maximum reduction in serum HBsAg.
c Maximum HBsAg reduction is the best single reduction among all patients in a cohort.
d Number of patients reaching this threshold
e Multiple dose results in Cohort 2 exclude one patient that discounted at day 36 due to elevation of transaminases with a normal bilirubin observed during a scheduled visit 8 days after the second dose. The event was resolved within a few weeks. Additional evaluations are in progress to clarify the etiology.
f Placebo results are based on four subjects (two from each cohort).

Treatment with ARB-1467 has been generally well tolerated in this study to date. The initiation of Cohorts 2 and 3, which both utilized the 0.4 mg/kg dose, occurred after an independent safety committee review of the previous cohort(s) safety data. One patient in Cohort 2 discontinued treatment due to a transient elevation of transaminases with a normal bilirubin observed during a scheduled visit eight days after the second dose. The event was resolved within a few weeks. Additional evaluations are in progress to clarify the etiology. Cohort 3, which is evaluating 0.4 mg/kg ARB-1467 in e-antigen positive patients has completed multi-dosing with results expected to be announced in 1H17. All remaining patients (17/18) in Cohorts 1-3 received all three monthly doses of ARB-1467.

“We are very encouraged by these promising results from the ongoing Phase II study of ARB-1467 which, as expected, showed a greater reduction in HBsAg with three monthly doses of 0.4 mg/kg ARB-1467 than was seen with 0.2 mg/kg ARB-1467,” said Dr. Mark J. Murray, Arbutus’ President and CEO. “We are excited by the possibility for yet greater HBsAg reductions with additional doses. To that end, we have submitted an amendment to add a fourth cohort to evaluate bi-weekly dosing of ARB-1467 over a three-month period. We expect to have results from Cohort 4 in 2H17.”

ARB-1467 Phase 2 Trial Design
The Phase II trial is a multi-dose study in chronic HBV patients who are also receiving stable nucleos(t)ide analog therapy. The trial consists of three cohorts, each enrolling eight subjects; six receiving three monthly doses of ARB-1467, and two receiving placebo. The first two cohorts include HBeAg- patients, followed by a third cohort in HBeAg+ patients. Arbutus has submitted an amendment to enable a fourth cohort to evaluate more frequent dosing of ARB-1467 over a three-month period.

About ARB-1467
Arbutus’ RNAi candidate ARB-1467 comprises three RNAi triggers that target all four HBV transcripts, and has been shown in preclinical studies to reduce all viral antigen levels as well as cccDNA and HBV DNA. ARB-1467 utilizes Arbutus’ proprietary lipid nanoparticle (LNP) platform, a clinically validated delivery technology which has been tested in hundreds of patients.

Conference Call Today
Arbutus will hold a conference call and webcast today, December 12, 2016, at 1:30 PM Pacific Time (4:30 PM Eastern Time) to provide additional results from the ongoing ARB-1467 Phase II clinical trial and review recent presentations at AASLD. A live webcast of the call can be accessed through the Investor section of Arbutus’ website at www.arbutusbio.com. Or, alternatively, to access the conference call, please dial 1-914-495-8556 or 1-866-393-1607.

A brief slide presentation to accompany the call can be found here: http://investor.arbutusbio.com/events.cfm

An archived webcast will be available on the Arbutus website after the event. Alternatively, you may access a replay of the conference call by calling 1-404-537-3406 or 1-855-859-2056 and referencing conference ID 38194369.

About Arbutus

Arbutus Biopharma Corporation is a biopharmaceutical company dedicated to discovering, developing and commercializing a cure for patients suffering from chronic HBV infection. Arbutus is headquartered in Vancouver, BC, Canada with facilities in Doylestown, PA, USA. For more information, visit www.arbutusbio.com.

Forward-Looking Statements and Information

This press release contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements in this press release include statements about announcing multi-dosing results of the third cohort of the Phase II study of ARB-1467 in 1H17; plans for a fourth cohort to be added, with results in 2017; a conference call and webcast today, to provide additional results from the ongoing Phase II clinical trial and review recent presentations at AASLD; and developing a portfolio of HBV assets to ultimately cure HBV through combination therapy.

With respect to the forward-looking statements contained in this press release, Arbutus has made numerous assumptions regarding, among other things: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause Arbutus' actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: anticipated clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus.

A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' continuous disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Contact Information

Investors
Adam Cutler
Senior Vice President, Corporate Affairs
Phone: 604-419-3200
Email: acutler@arbutusbio.com

Helia Baradarani
Senior Manager, Investor Relations
Phone: 604-419-3200
Email: hbaradarani@arbutusbio.com

Media
Please direct all media inquiries to: media@arbutusbio.com